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                                                                   EXHIBIT 10.24


                               COMPUTRON SOFTWARE, INC.

                                  AMENDMENT NO. 1
                                         TO
                            SECURITIES PURCHASE AGREEMENT


     This Amendment No. 1 to Securities Purchase Agreement (the "Amendment") is made as of January 9, 1998, by and among Computron Software, Inc., a Delaware corporation (the "Company"), with its principal executive offices at 301 Route 17 North, Rutherford, New Jersey 07070, and the investors listed on the signature pages hereto (the "Investors").


                                   R E C I T A L S:

     A. On December 30, 1997, the Company and the Investors entered into a Securities Purchase Agreement (the "Agreement"), which provides the terms and conditions of a purchase of common stock and warrants to purchase common stock of the Company.

     B.   The parties desire to amend the Agreement as set forth herein.


                                  A G R E E M E N T:

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Unless the context otherwise requires, capitalized terms defined in the Agreement shall have such definitions in this Amendment.

     2. Effective as of December 31, 1997, Section 5.3 of the Agreement shall be deleted in its entirety.

     3. Full Force and Effect. As modified by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms.

     4. No Waiver. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Agreement.

     5. Governing Law. The validity and interpretation of this Amendment shall be governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

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     6.   Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed an original and which together shall be deemed one Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be signed as of the date first written above.

                                   "COMPANY"

                                   COMPUTRON SOFTWARE, INC.
                                   a Delaware corporation


                                   By:    /s/  Michael R. Jorgensen
                                        ----------------------------------
                                        Michael R. Jorgensen
                                        Executive Vice President and
                                        Chief Financial Officer


                                   "INVESTORS"

                                   LION INVESTMENTS LIMITED


                                   By:    /s/  Michael Waldron
                                        ----------------------------------
                                        Name:  Michael Waldron
                                        Title: Director


                                   WESTPOOL INVESTMENT TRUST plc


                                   By:    /s/  Michael Waldron
                                        ----------------------------------
                                        Name:  Michael Waldron
                                        Title: Director


                                   THE WEBER FAMILY TRUST DATED 1/6/89


                                   By:   /s/ Eugene M. Weber
                                        ----------------------------------
                                        Name:  Eugene M. Weber
                                        Title: Trustee

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                                   RH CAPITAL ASSOCIATES NUMBER ONE, L.P.

                                   By:  RH Capital Associates
                                   Its:   General Partner


                                   By:   /s/ Robert Horwitz
                                        ----------------------------------
                                        Name:  Robert Horwitz
                                        Title: Sole Proprietor


                                   ROBERT HORWITZ


                                     /s/  Robert Horwitz
                                   ---------------------------------------


                                   PAUL SAVIDIS


                                     /s/  Paul Savidis
                                   ---------------------------------------


                                   WPG SOFTWARE FUND, L.P.
                                   By:  Weiss, Peck & Greer, L.L.C.
                                   Its: General Partner


                                   By:  /s/  Richard Pollack
                                      ----------------------------------

                                        Name:  Richard Pollack
                                        Title: General Counsel and Managing
                                                Director


                                   WPG INSTITUTIONAL
                                   SOFTWARE FUND, L.P.
                                   By:  Weiss, Peck & Greer, L.L.C.
                                   Its: General Partner


                                   By:   /s/ Richard Pollack
                                        ----------------------------------
                                        Name:  Richard Pollack
                                        Title: General Counsel and Managing
                                                Director

                                          3
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                                   CA CAPITAL MANAGEMENT LTD.
                                   By:  Weiss, Peck & Greer, L.L.C.
                                   Its: Attorney-in Fact


                                   By:   /s/ Richard Pollack
                                        ----------------------------------
                                        Name:  Richard Pollack
                                        Title: General Counsel and Managing
                                                Director


                                   SIPPL MACDONALD VENTURES II, L.P.

                                   By:  Sippl Macdonald Management, LLC
                                   Its:      General Partner


                                   By:   /s/ Jackie Macdonald
                                        ----------------------------------
                                        Name:  Jackie Macdonald
                                        Title: Manager


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